UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 26, 2002
                                                  ---------------



                                  PANACO, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its Charter)



         Delaware                   000-26662                43-1593374
      --------------             ---------------          ----------------
(State or other jurisdiction (Commission File Number)      (IRS Employer
     of Incorporation)                                   Identification No.)

                1100 Louisiana, Suite 5100, Houston, Texas 77002
            --------------------------------------------------------
               (Address of principal executive offices)(zip code)


       Registrant's telephone number, including area code: (713) 970-3100
                                                           --------------













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Item 6.   Resignation of Registrant's Directors

The Board of Directors of PANACO, Inc. (the "Company") received and accepted the resignation of board member Felix Pardo on August 26, 2002.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2002

                                  PANACO, Inc.
                                  (Registrant)


                                  By: /s/ A. Theodore Stautberg, Jr.
                                     ----------------------------------------
                                     Mr. A. Theodore Stautberg, Jr.
                                     President and Chief Executive Officer